

               As filed with the Securities and Exchange Commission on February 13, 2004
                                                                           Registration No. 333-112422
======================================================================================================
                                   SECURITIES AND EXCHANGE COMMISSION
                                         WASHINGTON, D.C. 20549

                                     POST EFFECTIVE AMENDMENT NO. 1
                                                   TO
                                                FORM S-8
                                         REGISTRATION STATEMENT
                                                 UNDER
                                       THE SECURITIES ACT OF 1933

                                      MedSource Technologies, Inc.
                         (Exact name of registrant as specified in its charter)

            Delaware                                                          52-2094496
(State or other jurisdiction of                                  (I.R.S. Employer Identification No.)
incorporation or organization)

     110 Cheshire Lane, Suite 100
       Minneapolis, Minnesota                                                   55305
(Address of Principal Executive Offices)                                      (Zip Code)

                                   2001 Employee Stock Purchase Plan
                                   ---------------------------------
                                        (Full title of the plan)

                                           Richard J. Effress
                     Chairman of the Board of Directors and Chief Executive Officer
                                      MedSource Technologies, Inc.
                                      110 Cheshire Lane, Suite 100
                                         Minneapolis, MN 55305
                                         ---------------------
                                (Name and address of agent for service)

                                             (952) 807-1234
                                             --------------
                     (Telephone number, including area code, of agent for service)

                                               Copies to:

               William J. Kullback                                         Edward R. Mandell
Senior Vice President and Chief Financial Officer                Jenkens & Gilchrist Parker Chapin LLP
          MedSource Technologies, Inc.                                    405 Lexington Avenue
          110 Cheshire Lane, Suite 100                                     New York, NY 10174
              Minneapolis, MN 55305                                  Telephone No.: (212) 704-6000
          Telephone No.: (952) 807-1234                              Telecopier No.: (212) 704-6288
         Telecopier No.: (952) 807-1235

     Approximate date of commencement of proposed sale to public: From time to time after the effective date of this Registration Statement.




======================================================================================================
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

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

                           INCORPORATION BY REFERENCE
                           --------------------------

         The contents of the MedSource Technologies, Inc., Registration
Statement on Form S-8, File No. 333-92176 filed with the Commission on July 10,
2002 are hereby incorporated by reference with the exception of Exhibits 5.1,
23.1 and 24.1, which are provided herewith.
























                                      II-1


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, Minnesota on this 13th day of February, 2004.

                                       MEDSOURCE TECHNOLOGIES, INC.

                                       By: /s/ Richard J. Effress
                                          --------------------------------------
                                                   Richard J. Effress
                                                   Chairman

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


Signature                                              Title                                          Date
---------                                              -----                                          ----

/s/ Richard J. Effress                    Chairman of the Board of Directors and               February 13, 2004
---------------------------               Chief Executive Officer
Richard J. Effress                        (principal executive officer)


/s/  William J. Kullback                  Senior Vice President and Chief Financial            February 13, 2004
---------------------------               Officer (principal financial officer and
William J. Kullback                       principal accounting officer)


         *
---------------------------
Joseph Ciffolillo                         Director                                             February 13, 2004

         *
---------------------------
Paul E. Fulchino                          Director                                             February 13, 2004

         *
---------------------------
John W. Galiardo                          Director                                             February 13, 2004

         *
---------------------------
William J. Kidd                           Director                                             February 13, 2004

         *
---------------------------
T. Michael Long                           Director                                             February 13, 2004

         *
---------------------------
Ross Manire                               Director                                             February 13, 2004

         *
---------------------------
Carl S. Sloane                            Director                                             February 13, 2004


*By:  /s/ William J. Kullback
      ---------------------------------
       William J. Kullback as
       Attorney-in-Fact

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                                      II-2

                                  EXHIBIT INDEX

  Exhibit
  Number      Description
  -------     -----------

*     4.1     Restated certificate of incorporation of the registrant (filed as
              Exhibit 3.1 to the registrant's registration statement on Form S-1
              (Registration No. 333-76842) and incorporated herein by reference)

*     4.2     Amended and restated by-laws of the registrant (filed as Exhibit
              3.2 to the registrant (filed as Exhibit 3.1 to the registrant's registration statement on Form S-1 (Registration No. 333-76842) and incorporated herein by reference)

**    5.1     Opinion and consent of Jenkens & Gilchrist Parker Chapin LLP, counsel to the registrant, as to the legality of the securities being offered

     23.1     Consent of Ernst & Young LLP

**   23.2     Consent of Jenkens & Gilchrist Parker Chapin LLP (included in
              Exhibit 5.1)

**   24.1     Power of Attorney (see Page II-2 of this Registration Statement).

*    99.1     2001 Employee Stock Purchase Plan of the Registrant (filed as
              Exhibit 10.15 to the registrant's registration statement on Form S-1 (Registration No. 333-76842) and incorporated herein by reference)

------------
*    Incorporated herein by reference.
**   Previously filed.